                                                                EXHIBIT (10)(dd)

                      FIRST AMENDMENT TO CREDIT AGREEMENT
                      ----------------------------------

      THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Agreement") is made as of this 29th day of December, 1999 between C-COR.NET CORP., a Pennsylvania corporation ("C-Cor"), BROADBAND CAPITAL CORPORATION, a Delaware corporation ("Broadband," and collectively with C-Cor, the "Borrowers"), THE UNDERSIGNED BANK PARTIES (individually a "Bank" and collectively, the "Banks") and MELLON BANK, N.A., a national banking association, as agent for the Banks (the "Agent").

                             W I T N E S S E T H :

      WHEREAS, the Borrowers, the Banks and the Agent are parties to a Credit Agreement dated as of August 9, 1999 (as the same may be supplemented, modified or otherwise amended, the "Credit Agreement"), pursuant to which the Banks agreed to extend to the Borrowers a Twenty Million Dollar ($20,000,000.00) revolving credit facility, a Fifty Million Dollar ($50,000,000.00) standby acquisition facility and a Two Million Five Hundred Thousand Dollar ($2,500,000.00) term loan (Capitalized terms used herein but not defined in this Agreement shall have the meanings ascribed to them in the Credit Agreement.);

      WHEREAS, the Borrowers have repaid the Term Loan in full;

      WHEREAS, the Borrowers have requested that the Credit Agreement be amended in order to extend the Revolving Credit Expiration Date and the Standby Facility Expiration Date, increase the Swingline Limit, and modify the pricing provisions; and

      WHEREAS, the Agent and the Banks are willing to grant such request, subject to the terms and conditions of this Agreement.

      NOW, THEREFORE, in consideration of the mutual promises contained herein and intending to be legally bound, the Borrowers, the Agent and the Banks hereby covenant and agree as follows:

      1. Amendments. Upon the execution and delivery by the Borrowers and the
         ----------
Banks of this Agreement, the Credit Agreement shall be amended as follows:

            (a) The definition of Revolving Credit Expiration Date set forth in Section 1.01 of the Credit Agreement is deleted in its entirety and replaced with the following:

      "Revolving Credit Expiration Date" shall mean November 30, 2000.

            (b) The definition of Standby Facility Expiration Date set forth in Section 1.01 of the Credit Agreement is deleted in its entirety and replaced with the following:

      "Standby Facility Expiration Date" shall mean November 30, 2000.

            (c) The definition of Swingline Limit set forth in Section 1.01 of the Credit Agreement is deleted in its entirety and replaced with the following:

       "Swingline Limit" means Four Million Dollars ($4,000,000.00).

            (d) Subsection (ii) of Section 2.02(b), Procedures for Swingline Borrowing, shall be deleted in its entirety and replaced with the following:

       (ii) Each Swingline Loan (including all interest accrued shall mature and be payable on the earlier of the seventh day from the date of the advance of such Swingline Loan and the Revolving Credit Expiration Date. The Borrowers may at any time and from time to time, prepay the Swingline Loans, in whole or in part, without premium or penalty, by notifying (which notice may be given by telephone (to be promptly confirmed in writing, including by facsimile)) Agent prior to 12:00 P.M., Philadelphia time, on any Business Day of the date and amount of prepayment. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein.

            (e) Subsection (i) of Section 2.02(c), Refunding of a Swingline Loan; Participation in Swingline Loans, shall be deleted in its entirety and replaced with the following:

       (i) The Agent may, on behalf of the Borrowers (which hereby irrevocably authorizes the Agent to act on their behalf in such regard), from time to time, and in any event, at least on a weekly basis, request each Bank to make a Revolving Credit Loan in an amount equal to such Bank's pro rata share of the amount of the aggregate outstanding principal amount of the Swingline Loans, or such portion thereof as Agent desires to have repaid, regardless of whether the conditions set forth in Article V have been satisfied in connection therewith. Unless any of the events described in Section 8.01(k) or (l) shall have occurred with respect to the Borrowers (in which event the procedures of Subparagraph (ii) of this Section 2.02(c) shall apply) each Bank shall make its Proportion of the requested Revolving Credit Loan available to the Agent for the account of Agent at Agent's Office prior to 11:00 A.M., Philadelphia time, in immediately available funds on the Business Day next succeeding the date such notice is given. The proceeds of such Revolving Credit Loans shall be immediately applied to repay the relevant Swingline Loans. Effective on the day such Revolving Credit Loans are made, the relevant Swingline Loans so paid shall no longer be outstanding as a Swingline Loan. The Borrowers authorize Agent, upon written notice to the Borrowers, to charge the Borrowers' accounts with Agent (up to the amount available in each such account) in order to immediately pay the amount of the outstanding Swingline Loans to the extent amounts received from the Banks are not sufficient to repay in full such outstanding Swingline Loans.

            (f) The pricing grid set forth subsection (a) of Section 2.05, Interest Rates, shall be deleted in its entirety and replaced with the following:

----------------------------------------------------------------------------------------

                                      Applicable Margin

----------------------------------------------------------------------------------------
   Funded     Revolving    Revolving       Standby      Standby    Swingline   Term Loan
Indebtedness   Credit,     Credit and   Facility Term   Facility     Loan        LIBOR
 to EBITDA    Swingline     Standby         Loan       term Loan   fed Funds     Rate
   Ratio      Loan, and     Facility     Prime Rate    LIBOR Rate    Rate       Option
               Standby        Loan         Option        Option     Option
            Facility Loan  LIBOR Rate
             Prime Rate      Option
               Option
----------------------------------------------------------------------------------------
Less than     (0.50%)         0.60%       (0.50%)         0.75%      1.00%       1.15%
1.00

----------------------------------------------------------------------------------------
Greater than  (0.50%)         0.75%       (0.50%)         0.90%      1.15%       1.15%
or equal to
1.00 and less
than 1.50

----------------------------------------------------------------------------------------
Greater than   (0.25%)        0.90%        (0.25%)        1.05%       1.30%      1.15%
or equal to
1.50 and less
than 2.00

----------------------------------------------------------------------------------------
Greater than   (0.25%)        1.05%        (0.25%)        1.20%       1.45%      1.15%
or equal to
2.00 and less
than 2.50

----------------------------------------------------------------------------------------
Greater than       0          1.20%            0          1.35%       1.60%      1.15%
or equal to
2.50 and less
than 3.00

----------------------------------------------------------------------------------------

               (g) A new Section 2.14 shall be included as follows:

          2.14 Annual Facility Fees. Upon annual renewal (if any) of the revolving credit facility and the standby facility, the Borrowers shall pay to the Agent, for the ratable benefit of each of the Banks, an annual facility fee equal to 0.15% per annum (based on a year of 360 days and actual days elapsed), for each day from and including the date hereof through the Revolving Credit Expiration Date and the Standby Facility Expiration Date, on the Revolving Credit Committed Amount and the Standby Facility Committed Amount. Such fee shall be due and payable for the preceding period for which such fee has not been paid upon the Revolving Credit Expiration Date and the Standby Facility Expiration Date, except
                                                                    - ------
     that, (i) for the period beginning December 31, 1999 and ending November
     ----
     30, 2000, the Borrowers shall pay on January 10, 2000 a facility fee in the amount of

     $27,500 (0.15% of the Revolving Credit Committed Amount during such period), and (ii) for the period beginning August 6, 2000 and ending November 30, 2000, the Borrowers shall pay on August 6, 2000 a facility fee in the amount of $23,835 (0.15% of the Standby Facility Committed Amount during such period).

          2. Representations and Warranties. (a) The Borrowers hereby represent
             ------------------------------
and warrant to the Agent and the Banks that there is no default or Event of Default under the Credit Agreement, the Loan Documents, or any other document executed in connection therewith.

          (b) Each of the representations and warranties by the Borrowers in or pursuant to the Credit Agreement or any Loan Document are true and correct in all material respects on and as of the date of this Agreement as though made on and as of such date.

          3. Other Terms Confirmed. All other terms and conditions of the Credit
             ---------------------
Agreement, including, without limitation, the right of the Agent and the Banks to CONFESS JUDGMENT, are hereby confirmed and shall remain in full force and effect without modification. From and after the effectiveness of the amendments set forth in Section 1 hereof, all references in any document or instrument to the Credit Agreement shall mean the Credit Agreement as amended by this Agreement.

          4. No New Indebtedness. The Borrowers specifically acknowledge and
             -------------------
agree that this Agreement shall not represent in any way the extension of any additional credit by the Banks to the Borrowers, or the satisfaction of any indebtedness evidenced by Loan Documents or the Credit Agreement as amended hereby.

          5. Counterparts. This Agreement may be executed in any number of
             ------------
counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

          6. Headings. The descriptive headings which are used in this Agreement
             --------
are for convenience only and shall not affect the meaning of any provision of this Agreement.

          7. Governing Law. This Agreement shall be governed by and construed
             -------------
under the laws of the Commonwealth of Pennsylvania, without regard to conflict of laws principles.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.

ATTEST:                                   C-COR.NET CORP.

   /s/ Joseph E. Zavacky                  By   /s/ W. T. Hanelly
--------------------------------            ------------------------------------
By:    Joseph E. Zavacky                    Name:  W. T. Hanelly
Title: Controller                           Title: Vice President, Finance
[CORPORATE SEAL]

ATTEST:                                   BROADBAND CAPITAL CORPORATION

   /s/ Joseph E. Zavacky                  By   /s/ Mark Savereno
--------------------------------            ------------------------------------
By:    Joseph E. Zavacky                    Name:  Mark Savereno
Title: Controller                           Title: President
[CORPORATE SEAL]

                                          MELLON BANK, N.A., as Issuing Bank and
                                          as Agent for the Banks

                                          By   /s/ Joseph N. Butto
                                            ------------------------------------
                                            Name:  Joseph N. Butto
                                            Title: Vice President

                                          MELLON BANK, N.A., individually as a
                                          Bank

                                          By   /s/ Joseph N. Butto
                                            ------------------------------------
                                            Name:  Joseph N. Butto
                                            Title: Vice President

                                          FIRST UNION NATIONAL BANK,
                                          individually as a Bank

                                          By   /s/ Paul S. Phillips
                                            ------------------------------------
                                            Name:  Paul S. Phillips
                                            Title: Senior Vice President

                                    PNC BANK, NATIONAL ASSOCIATION,
                                    individually as a Bank


                                    By   /s/ Robert G. Mills
                                      --------------------------------------
                                      Name:  Robert G. Mills
                                      Title: Vice President